UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2013

RTI BIOLOGICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of RTI Biologics, Inc. (the “Company”) held on April 23, 2013 (“2013 Annual Meeting”), an amendment to the Amended and Restated Certificate of Incorporation of the Company to declassify the Company’s board of directors and provide for the annual election of directors (the “Charter Amendment”) was approved by the Company’s stockholders.

The Charter Amendment was approved by the Company’s board of directors on February 25, 2013, effective upon the approval of such amendment by the Company’s stockholders at the 2013 Annual Meeting. The Charter Amendment was filed with the Secretary of State of the State of Delaware on April 23, 2013 and became effective upon filing.

In addition, effective as of the date of approval of the Charter Amendment by the Company’s stockholders at the 2013 Annual Meeting, the Company’s board of directors approved amendments to Sections 3.02 and 3.03 of the Company’s Amended and Restated Bylaws. The purposes of the amendments were to remove references to the classification of the Company’s board of directors and to make other changes consistent with the Charter Amendment.

The descriptions above are qualified in their entirety by reference to the Charter Amendment and the Amended and Restated Bylaws (as amended and restated through April 23, 2013), copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 23, 2013, RTI Biologics, Inc. held the 2013 Annual Meeting. All matters submitted to a vote of the Company’s stockholders as described in the proxy statement furnished to stockholders in connection with the annual meeting, which was filed with the Securities and Exchange Commission on March 18, 2013, were approved. The number of shares of common stock entitled to vote at the annual meeting was 55,869,087. The number of shares of common stock present or represented by valid proxy was 39,961,939. At the 2013 Annual Meeting, the Company’s stockholders took the following actions:

1. Election of Directors — Stockholders elected three Class III directors, Julianne M. Bowler, Roy D. Crowninshield and Brian K. Hutchison, to serve on the Company’s board of directors for a term of three years or until their successors are duly elected and qualified, subject to their earlier resignation or removal. The number of votes cast for each of these individuals is as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Julianne M. Bowler	37,455,076	2,506,863
Roy D. Crowninshield	38,492,356	1,469,583
Brian K. Hutchison	38,532,235	1,429,704

2. Approval of the Charter Amendment — Stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors. The vote totals were 39,187,822 shares for, 516,607 shares against and 257,510 share abstentions.

3. Advisory Vote on Executive Compensation Program (the “Say on Pay Vote”) — Stockholders approved, on an advisory basis, the Company’s executive compensation program as disclosed in the proxy statement. The vote totals for the Say on Pay Vote were 37,550,141 shares for, 1,497,093 shares against and 914,705 share abstentions.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals. The final report of the inspector of election indicated that there were no broker non-votes on any of these proposals.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description of Document

Exhibit 3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company dated as of April 23, 2013

Exhibit 3.2	Amended and Restated Bylaws of the Company effective as of April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI BIOLOGICS, INC.

Date: April 24, 2013	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer